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                                    EX-10.32

[Letterhead of EAB]                    AGREEMENT OF SUBORDINATION AND ASSIGNMENT
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     THIS AGREEMENT OF SUBORDINATION AND ASSIGNMENT, is entered into as of
January 31, 1996 by Trust U/W W. Palmer Trust located at 79 East 79th Street, New York, NY 10021 (the "Creditor"), in favor of and for the benefit of EUROPEAN AMERICAN BANK, a New York banking corporation (the "Bank").

                                    RECITALS

     A. The Bank has made and may make, from time to time, loans, advances, extensions of credit and/or other financial accommodations (collectively, the "Loans") for the account of The Puro Water Group, Inc. (the "Debtor").

     B. The Creditor, being affiliated with the Debtor, acknowledges and agrees that the Creditor will receive direct and indirect benefits from the extension of the Loans and any further extensions of credit made to the Debtor from time to time.

     C. In order to induce the Bank, its successors or assigns, from time to time to make the Loans and such other advances, loans, discounts or extensions of credit as it may deem advisable, directly or indirectly, to or for the account of the Debtor, or to others upon the Debtor's obligations, or to acquire obligations (direct or indirect) of the Debtor, or to have the Debtor become obligated to the Bank in any manner, and/or to grant to or for the account of the Debtor such renewals, extensions, forbearance's, releases of collateral or other relinquishments of legal rights, as the Bank may deem advisable and in consideration of advances, loans, discounts or extensions of credit, due or to become due, whether heretofore or hereafter made to the Debtor and for other valuable consideration, receipt of which is hereby duly acknowledged, the Creditor agrees to subordinate the obligations of the Debtor to the Creditor on the terms set forth herein.

     Accordingly, the Creditor hereby agrees as follows:

     1. Subordination. The Creditor agrees that all indebtedness now or hereafter owing to the Creditor by the Debtor whether for principal, interest, extensions of credit after the filing of a petition initiating any proceeding referenced in paragraph 2 hereof, premiums, fees, indemnities, expenses or otherwise and all claims and demands which the Creditor now has or may hereafter have or acquire against the Debtor (such indebtedness, claims and demands, collectively, hereinafter called "Subordinated Indebtedness") are not to be payable, and that no payment on account thereof, nor any security therefor, shall be received, accepted or retained by the Creditor and no suit or proceeding seeking such payment or to foreclose or take any other action with respect to the collateral therefor shall be commenced unless and until the Debtor has paid and satisfied in full all its obligations to the Bank of every kind and description whether for principal, interest (including, without limitation, interest after the filing of a petition initiating any proceeding referenced in paragraph 2 hereof), premiums, fees, indemnities, expenses or otherwise, whether or not represented by negotiable instruments or other writings, whether direct or indirect, absolute or contingent, due or not due, secured or unsecured, original, deferred, renewed or extended, now in existence or hereafter incurred, originally contracted with the Bank or, with another and assigned or transferred to or otherwise acquired by the Bank, or in which the Bank may acquire a participation, and whether contracted by the Debtor alone or jointly and/or severally with another or others (such obligations, collectively, hereinafter called the "Senior Indebtedness").

     2. Assignment. The Creditor pledges, transfers and assigns, and grants to the Bank a security interest in, the Subordinated Indebtedness and all collateral therefor and all proceeds thereof with the full and irrevocable right on the part of the Bank, but without obligation, in its own name or in the name of the Creditor, to enforce, demand, collect, compromise and receive payment of the Subordinated Indebtedness or any part thereof by suit, proof of claim in any proceeding with respect to bankruptcy, reorganization, arrangement, adjustment of debts, insolvency or liquidation or otherwise and to vote the Subordinated Indebtedness in any such proceedings for or against any proposal or resolution, for a trustee or trustees or for a committee of creditors or for the acceptance or rejection of any proposed arrangement, plan of reorganization, wage earner's plan, composition, settlement or extension, all as the Bank deems necessary to protect its interest. The Creditor shall not transfer, assign, encumber or subordinate any right, claim or interest of any kind in or to any of the Subordinated Indebtedness except as expressly contemplated by this agreement.

     3. Waiver and Consent. The Creditor waives any and all notice of acceptance of this agreement and of the creation, modification, renewal or extension or accrual of the Senior Indebtedness, or any part thereof, present or future, and of the reliance of the Bank upon this agreement. The Creditor hereby consents that, without notice to or further assent by the Creditor, the Senior Indebtedness, or any part thereof, may from time to time in whole or in part, be renewed, extended, modified, compromised or released by the Bank, as the Bank may deem advisable, that any collateral and/or lien or liens for the Senior Indebtedness, or any part thereof, may from time to time, in whole or in part, be exchanged, sold or surrendered by the Bank, as it deems advisable, and that any deposit balance or balances as to the credit of the Debtor may from time to time, in whole or in part, be surrendered or released by the Bank, as it may deem advisable, all


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without impairing, abridging, affecting or releasing the subordination and rights of the Bank contained in this agreement.

     4. Payments. Should any payment, dividend, security, proceeds or other distribution be received by the Creditor for or on account of the Subordinated Indebtedness, or any part thereof, prior to the satisfaction of all Senior Indebtedness, the Creditor shall promptly deliver and assign the same to the Bank in the form received and, if necessary, properly endorsed to permit collection, for application on account of the Senior Indebtedness or any part thereof principal and/or interest as the Bank may elect), whether matured or unmatured, and until so delivered, the same shall be held in trust by the Creditor as the property of the Bank and shall not be commingled with any assets of the Creditor. In the event of the failure of the Creditor to endorse or assign any security or instrument for the payment of money so received by the Creditor or payable to the Creditor's order, the Bank or any officer or employee thereof is hereby irrevocably constituted and appointed attorneys in fact for the Creditor, with full power to make any such endorsement or assignment and with full power of substitution.

     5. Representations and Warranties; Additional Instruments; Books and Records. The Creditor represents and warrants to the Bank that: (i) the aggregate principal sum of the Subordinated Indebtedness on the date hereof is $4,000,000 without counterclaim, defense or offset, (ii) the Subordinated Indebtedness is not represented by any notes or other negotiable instruments, except such notes or other negotiable instruments, if any, as have been endorsed and delivered by the Creditor to the Bank simultaneously with the execution of this agreement or have been marked with a legend, referring to this agreement, in form and substance satisfactory to the Bank, and (iii) the Creditor is solvent and has granted no security interest in and has made no prior transfer or assignment of the Subordinated Indebtedness or any part thereof. The Creditor agrees that at no time hereafter will the Subordinated Indebtedness, or any part thereof, be represented by any notes, other negotiable instruments or other writings, except notes, other negotiable instruments or other writings endorsed and delivered to the Bank, or marked with a legend, as above provided. The Creditor agrees that (i) its books and records shall appropriately indicate that the Subordinated Indebtedness is subject to this agreement and (ii) the Bank shall have access from time to time to its books and records in order that the Bank may examine the state of accounts of the Creditor with the Debtor and the Bank shall be permitted to make copies thereof.

     6. Continuing Agreement. This is a continuing agreement of subordination and assignment and shall remain in full force and effect and be binding upon the undersigned and its legal representatives, successors and assigns until the Bank shall actually receive from the Creditor written notice of its discontinuance; provided, however, this agreement shall remain in full force and effect thereafter until all of the Senior Indebtedness outstanding, or contracted or committed for, whether or not outstanding, before the receipt of such notice by the Bank, and any extension or renewals thereof, whether made before or after receipt of such notice, together with interest accruing thereon after such notice, shall be finally and irrevocably paid in full. If after receipt of any payment of all or any part of the Senior Indebtedness, the Bank is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible set off, or a diversion of trust funds, or for any other reason, this agreement shall continue in full force and effect notwithstanding any contrary action which may have been taken by the Bank in reliance upon such payment; and any such contrary actions so taken shall be without prejudice to the Bank's right under this agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable. The Creditor agrees that payment in full of the Senior Indebtedness from time to time shall not operate as a termination of this agreement.

     7. Further Assurances. The Creditor agrees, upon request of the Bank, to execute such further documents and instruments, including, without limitation, additional notes or negotiable instruments, assignments, security agreements and financing statements under the Uniform Commercial Code, as the Bank may require. The Bank is authorized to file financing statements signed only by the Bank and the cost of filing shall be payable by the Creditor.

     8. Expenses. In the event that the Bank shall retain or engage an attorney or attorneys to collect, enforce or protect its interest with respect to this agreement or the Subordinated Indebtedness, all the costs and expenses of such collection, enforcement or protection, including, without limitation, reasonable attorneys' fees, shall be payable by the Creditor to the extent such collection, enforcement or protection is sought against the Creditor.

     9. No Waiver: Cumulative Remedies. No waiver shall be deemed to have been made by the Bank of any of its rights hereunder unless same shall be in writing and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the Bank's rights and/or the obligations of the Creditor to the Bank in any other respect or at any other time, nor shall same establish a course of conduct. The rights, remedies, powers and privileges provided in this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

     10. Amendments; Continued Enforceability. No modification, waiver, release or amendment of any provision of this Agreement


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shall be made except by a written agreement executed by the Creditor and a duly authorized officer of the Bank. Any provision of this agreement which may prove unenforceable under any law shall not affect the validity of any other provisions contained herein.

     11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Creditor and the Bank and their respective successors and assigns and, if applicable, heirs and legal representations.

     12. Notices. Any notice to the Bank shall be deemed effective only if in writing and sent to and received at the branch, division or department of the Bank conducting the transaction or transactions hereunder. Any notice to the Creditor shall be deemed sufficient when sent to the Creditor at the last known address of the Creditor appearing on the records of the Bank.

     13. Severability. If any one or more of the provisions contained in this agreement, or any application thereof, shall be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein, and any other application thereof, shall not in any way be affected or impaired thereby.

     14. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE CREDITOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST THE CREDITOR AND RELATED TO OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE CREDITOR HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT THE CREDITOR IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS AGREEMENT OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE CREDITOR AGREES (i) NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT AND (ii) NOT TO ASSERT ANY COUNTERCLAIM, IN ANY SUCH SUIT, ACTION OR PROCEEDING UNLESS SUCH COUNTERCLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION. THE CREDITOR AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON THE CREDITOR BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS AGREEMENT OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK. THE CREDITOR IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed on the date written in the first paragraph hereof.


                                          CREDITOR
                                          Trust U/W W. Palmer Dixon


/s/  Richard Dzwlewicz, AVP               By: /s/ Peter T. Dixon
     --------------------------           --------------------------
                                          Name: Trust U/W W. Palmer Dixon
                                                Peter T. Dixon
                                                Managing Trustee


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                            INDIVIDUAL ACKNOWLEDGMENT

STATE OF NEW YORK    )
                     ) ss:
COUNTY OF _____      )

     On this ____ day of ___________, _____, before me personally came ____________________________, to me known and known to me to be the individual described in and who executed the foregoing instrument and acknowledged to me that [HE/SHE] executed the same.


                          _____________________________
                          Notary Public


                            CORPORATE ACKNOWLEDGMENT

STATE OF NEW YORK    )
                     ) ss:
COUNTY OF _____      )

     On the _____ day of _________, ____, before me personally came _____________________________, to me known, who, being by me duly sworn did depose and say that [HE/SHE] resides at ________________________; that [he/she] is the __________ ________ of ____________________; the corporation described in and which executed the above instrument; and that [HE/SHE] signed [HIS/HER] name thereto by authority of the Board of Directors of said corporation.


                          _____________________________
                          Notary Public


                       GENERAL PARTNERSHIP ACKNOWLEDGMENT

STATE OF NEW YORK    )
                     ) ss:
COUNTY OF _____      )

     On the _____ day of ___________, ____, before me personally came _______________________________ and ____________________, to me known and known to me to be the partners of _________________________, a _____________________
general partnership, and known to me to be the individuals described in and who executed the foregoing instrument as partners of __________________________, and acknowledged before me that they executed the same as partners aforesaid for the uses and purposes in said instrument set forth.


                          _____________________________
                          Notary Public


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                             AGREEMENT OF THE DEBTOR

     The undersigned, the Debtor described in the Agreement of Subordination and Assignment dated the date hereof between Trust U/W W. Palmer Dixon and European American Bank (the "Agreement"), hereby acknowledges receipt of a copy thereof, acknowledges that the Subordinated Indebtedness mentioned therein is payable as stated therein, and agrees to make no payment, whether principal, interest fees, indemnities, expenses or otherwise on the Subordinated Indebtedness so long as the undersigned shall be indebted to the Bank, except such payments as may be made to the Bank or with the prior written consent of the Bank. If (i) the undersigned makes any other payment of the Subordinated Indebtedness, (ii) the undersigned makes any loan, advances or extensions of credit to the Creditor or acquires any notes receivables or other obligations as to which the Creditor is the obligor, (iii) any term of the foregoing agreement or this Agreement of the Debtor is breached by any party which executed same, or (iv) the undersigned fails to make any payment of the Subordinated Indebtedness when due after the Bank has given its written consent to the making of such payment, then the Bank may, at its sole election, declare all or any part of the Senior Indebtedness or the Subordinated Indebtedness as defined in the Agreement to be immediately due and payable without demand or notice of any kind.

Dated:   January 31, 1996

                                          The Puro Water Group, Inc.


                                          By: /s/ Peter T. Dixon
                                              ----------------------
                                              Name:  Peter T. Dixon
                                              Title: Chairman


/s/ Richard Dzwlewicz, AVP
--------------------------
Witness: